UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 14, 2009

RELIANCE STEEL & ALUMINUM CO.
(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071
(Address of principal executive offices)
(213) 687-7700
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 14, 2009 the Board of Directors of Reliance Steel & Aluminum Co. (the “Company”) adopted the Company’s Amended and Restated Bylaws (the “Bylaws”) attached as Exhibit 3.01 hereto. The principal amendments to the Bylaws are briefly summarized below.
     The Board of Directors added Article II, Section 2.5 entitled “Notice of Nominations and Shareholder Business,” which sets forth, among other things, notice requirements and procedures to be followed in connection with shareholder nominations of persons for election to the Company’s Board of Directors and shareholder proposals of other business to be properly bought before an annual or special meeting of shareholders. Without limiting the foregoing, with respect to annual meetings of shareholders, Section 2.5 requires that, to be timely, notice of the proposed action or nominee by a shareholder must be received by the Company not less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders.
     Article III, Section 3.11 entitled “Election of Directors” was amended to restate the provision dividing the Board of Directors into classes, which provision had automatically become effective when the Company became a “listed corporation” as defined in California Corporations Code Section 301.5(d). The provision requires the number of directors to be divided into two classes to serve for terms of two years, with each class consisting, as nearly as may be possible, of one-half of the total number of directors constituting the entire Board of Directors. The provision was amended to provide that, if the Company ceases to be a “listed corporation” as defined in California Corporations Code Section 301.5(d), the Board of Directors shall cease to be divided into classes and the term of each director serving at the time shall continue until its expiration as if the Company had not ceased to be a “listed corporation” as defined in California Corporations Code Section 301.5(d).
     Article III, Section 3.12 entitled “Vacancies” was amended to allow the Board of Directors to fill vacancies on the Board of Directors by approval of the Board of Directors, except for any vacancies created by the removal of a director.
     The Board of Directors also amended Article V, Section 5.2 entitled “Inspection of Corporate Records” to establish certain requirements with respect to a shareholder’s rights to inspect, copy and obtain records or a list of the names, addresses and shareholdings of shareholders; the right to inspect the books of account, records and minutes of proceedings of the shareholders, Board of Directors and committees of the Board of Directors; and the right to inspect the records of any subsidiary of the Company.
     The foregoing description is qualified in its entirety by reference to the full text of the Bylaws.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

3.01	Amended and Restated Bylaws of Reliance Steel & Aluminum Co.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.
Dated: October 20, 2009	By:	/s/ Karla Lewis
Karla Lewis
Executive Vice President, Chief Financial Officer and Assistant Secretary

RELIANCE STEEL & ALUMINUM CO.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

3.01	Amended and Restated Bylaws of Reliance Steel & Aluminum Co.

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